Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2013 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Chief Financial Officer

Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the Company’s Form 10-K as of December 31, 2013 filed with the Securities and Exchange Commission. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this presentation will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. 2

Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2013  Charles R. Cox, Chairman & CEO 3

Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2013 Financial Review  Robert S. Muff, Chief Financial Officer 4

Condensed Consolidated Income Statements (Amounts in 000s except percentages and per share amounts) (Unaudited) 5 For the Three Months Ended December 31, 2013 % of Rev 2012 % of Rev Change Revenues $ 130,357 100.0% $ 93,203 100.0% $ 37,154 Operating costs 99,845 76.6% 64,347 69.0% 35,498 Depreciation and amortization expense 3,186 2.4% 2,571 2.8% 615 Selling, general and administrative expense 22,766 17.5% 19,352 20.8% 3,414 Operating income, excluding restructuring costs 4,560 3.5% 6,933 7.4% (2,373) Restructuring costs (91) -0.1% 2,745 2.9% (2,836) Operating income 4,651 3.6% 4,188 4.5% 463 Interest and other income (expense), net (752) (235) (517) Income before income taxes 3,899 3,953 (54) Income tax expense (1,317) (2,882) 1,565 Net income $ 2,582 $ 1,071 $ 1,511 Diluted earnings per share $ 0.07 $ 0.03 $ 0.04 Adjusted diluted earnings per share * $ 0.07 $ 0.10 $ (0.03) * Excludes ($0.1) million and $2.7 million of restructuring charges (recoveries), net of tax for the three months ended December 31, 2013 and 2012, respectively. Weighted-average number of common and common equivalent shares used in computing earnings per common share: Basic 37,511 37,304 Diluted 37,762 37,508

Condensed Consolidated Income Statements (Amounts in 000s except percentages and per share amounts) 6 For the Twelve Months Ended December 31, 2013 % of Rev 2012 % of Rev Change Revenues $ 427,294 100.0% $ 326,492 100.0% $ 100,802 Operating costs 306,124 71.6% 231,051 70.8% 75,073 Depreciation and amortization expense 11,418 2.7% 8,889 2.7% 2,529 Selling, general and administrative expense 85,043 19.9% 75,463 23.1% 9,580 Operating income, excluding restructuring costs 24,709 5.8% 11,089 3.4% 13,620 Restructuring costs (91) – 3,577 1.1% (3,668) Operating income 24,800 5.8% 7,512 2.3% 17,288 Interest and other income (expense), net (1,957) (1,342) (615) Income before income taxes 22,843 6,170 16,673 Income tax expense (8,816) (5,365) (3,451) Net income $ 14,027 $ 805 $ 13,222 Diluted earnings per share $ 0.37 $ 0.02 $ 0.35 Adjusted diluted earnings per share* $ 0.37 $ 0.11 $ 0.26 * Excludes ($0.1) million and $3.4 million of restructuring charges (recoveries), net of tax for the twelve months ended December 31, 2013 and 2012, respectively. Weighted-average number of common and common equivalent shares used in computing earnings per common share: Basic 37,422 37,266 Diluted 37,630 37,494

Revenues Adjusted for Currency Rates 2013 amounts at 2012 exchange rates ($ in 000s except percentages) (Unaudited) 7 For the Three Months Ended For the Twelve Months Ended December 31, December 31, 2013 2012 Change % Change 2013 2012 Change % Change Technical Services revenue Americas $ 55,547 $ 55,541 $ 6 0% $ 233,100 $ 182,806 $ 50,294 28% EMEA 32,216 28,905 3,311 11% 102,199 106,298 (4,099) -4% Asia-Pacific 8,202 8,757 (555) -6% 33,288 37,388 (4,100) -11% Total Technical Services revenues 95,965 93,203 2,762 3% 368,587 326,492 42,095 13% Engineering & Project Solutions 34,392 – 34,392 58,707 – 58,707 Total revenues $ 130,357 $ 93,203 $ 37,154 40% $ 427,294 $ 326,492 $ 100,802 31% Currency adjusted revenues: Americas $ 55,625 $ 55,541 $ 84 0% $ 233,285 $ 182,806 $ 50,479 28% EMEA 31,988 28,905 3,083 11% 102,572 106,298 (3,726) -4% Asia-Pacific 9,017 8,757 260 3% 35,279 37,388 (2,109) -6% Total currency adjusted Technical Services revenues 96,630 93,203 3,427 4% 371,136 326,492 44,644 14% Engineering & Project Solutions 34,392 – 34,392 58,707 – 58,707 Total currency adjusted revenues $ 131,022 $ 93,203 $ 37,819 41% $ 429,843 $ 326,492 $ 103,351 32%

Consolidating Income Statements ($ in 000s) 8 For the Three Months Ended For the Twelve Months Ended December 31, 2013 December 31, 2013 (Unaudited) Technical Services Engineering & Project Solutions Corporate¹ Total Technical Services Engineering & Project Solutions Corporate¹ Total Revenues $ 95,965 $ 34,392 $ – $ 130,357 $ 368,587 $ 58,707 $ – $ 427,294 Operating costs 67,248 32,515 – 99,763 250,688 55,354 – 306,042 Depreciation and amortization expense 2,509 570 107 3,186 9,723 1,108 587 11,418 Selling, general and administrative expense 17,174 2,995 2,588 22,757 64,354 4,248 16,432 85,034 Operating income (loss) 9,034 (1,688) (2,695) 4,651 43,822 (2,003) (17,019) 24,800 ¹ Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

Business Segment Data ($ in 000s) (Unaudited) 9 Technical Services Engineering & Project Solutions Corporate¹ Total Three months ended December 31, 2013 Revenues from external customers $ 95,965 $ 34,392 $ – $ 130,357 Operating income (loss)² $ 9,034 $ (1,688) $ (2,695) $ 4,651 Three months ended December 31, 2012 Revenues from external customers $ 93,203 $ – $ – $ 93,203 Operating income (loss) $ 7,516 $ – $ (3,328) $ 4,188 Twelve months ended December 31, 2013 Revenues from external customers $ 368,587 $ 58,707 $ – $ 427,294 Operating income (loss)² $ 43,822 $ (2,003) $ (17,019) $ 24,800 Twelve months ended December 31, 2012 Revenues from external customers $ 326,492 $ – $ – $ 326,492 Operating income (loss) $ 25,185 $ – $ (17,673) $ 7,512 ¹ Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments. ² Includes $0.6 million and $0.7 million of integration costs for three and twelve month periods ended December 31, 2013 in the Engineering and Project Solutions segment

Condensed Consolidated Balance Sheets ($ in 000s) 10 December 31, December 31, 2013 2012 Cash $ 33,240 $ 33,185 Trade receivables, net 106,853 77,042 Inventories 35,443 31,711 Other current assets 21,159 15,355 Total current assets 196,695 157,293 Property and equipment, net 55,347 42,243 Other assets 33,125 32,092 Total assets $ 285,167 $ 231,628 Total current liabilities $ 62,523 $ 50,439 Total long-term debt 63,196 39,609 Other liabilities 25,952 22,501 Total stockholders' equity 133,496 119,079 Total liabilities and stockholders' equity $ 285,167 $ 231,628

Condensed Consolidated Statements of Cash Flows ($ in 000s) 11 For the Twelve Months Ended December 31, 2013 2012 Net income $ 14,027 $ 805 Depreciation, amortization and other non-cash items 17,364 14,741 Working capital changes (13,716) (669) Net cash provided by operating activities 17,675 14,877 Capital expenditures (18,392) (9,286) Acquisition of businesses (16,695) (12,540) Payments on debt (2,274) (34,191) Proceeds from issuance of debt 20,000 39,300 Other, net 303 129 Effect of exchange rate changes on cash (562) 372 Increase (decrease) in cash and cash equivalents 55 (1,339) Cash and cash equivalents at beginning of year 33,185 34,524 Cash and cash equivalents at end of year $ 33,240 $ 33,185

Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2013 Operations Review  Joseph E. Milliron, President and Chief Operating Officer 12

The Americas¹ EMEA APAC ¹ Included in the Americas is Engineering & Project Solutions •2,036 technicians & engineers •68% of YTD revenues •45 locations •387 technicians & engineers •24% of YTD revenues •24 locations •129 technicians & engineers •8% of YTD revenues •16 locations •1,023 technicians & engineers •14% of YTD revenues •5 locations As of December 31, 2013 13

14 Geographic Data – On-line Technical Services Revenues ($ in 000’s) (Unaudited) Total Americas EMEA APAC On-line Services 4th Qtr. 2013 $ 35,954 $ 19,052 $ 14,219 $ 2,683 On-line Services 4th Qtr. 2012 36,200 20,730 12,220 3,250 Variance $ (246) $ (1,678) $ 1,999 $ (567) On-line Services YTD 2013 $ 138,660 $ 80,903 $ 45,364 $ 12,393 On-line Services YTD 2012 126,819 69,734 42,221 14,864 Variance $ 11,841 $ 11,169 $ 3,143 $ (2,471)

Geographic Data – Off-line Technical Services Revenues ($ in 000’s) (Unaudited) 15 Total Americas EMEA APAC Off-line Services 4th Qtr. 2013 $ 48,283 $ 29,721 $ 13,915 $ 4,647 Off-line Services 4th Qtr. 2012 42,561 25,713 12,038 4,810 Variance $ 5,722 $ 4,008 $ 1,877 $ (163) Off-line Services YTD 2013 $ 182,631 $ 123,686 $ 40,332 $ 18,613 Off-line Services YTD 2012 146,013 83,430 42,783 19,800 Variance $ 36,618 $ 40,256 $ (2,451) $ (1,187)

Furmanite Corporation Review of 4Q 2013 March 7, 2014 www.furmanite.com 16